Exhibit 10.125


                                 PROMISSORY NOTE

Greeley, Colorado
March 30, 1994                                                  $19,100,000.00


         For value received, SIGNATURE HEALTH CARE CORPORATION, a Delaware corporation ("Signature"), PUEBLO NORTE, INC., a Colorado corporation ("Pueblo Norte"), RIO VERDE NURSING CENTER, INC., a Colorado corporation ("Rio Verde"), LOS ARCOS, INC., a Colorado corporation ("Los Arcos"), AMBERWOOD COURT, INC., a Colorado corporation ("Amberwood"), CHRISTOPHER NURSING CENTER, INC., a Colorado corporation ("Brookshire") (Signature, Pueblo Norte, Rio Verde, Los Arcos, Amberwood, Christopher and Brookshire are collectively referred to herein as the "Borrower"), jointly and severally promise to pay to the order of NATIONAL HEALTH INVESTORS, INC., a Maryland corporation and its successors and assigns (the "Lender"), at its offices in Murfreesboro, Tennessee, or at such other place as may be designated in writing by the holder, from time to time in lawful money of the United States of America, the principal sum of Nineteen Million Once Hundred Thousand and No/100 Dollars ($19,100,000.00), together with interest on the outstanding principal balance computed from the date hereof until the Maturity Date (as hereinafter defined) at the rate of ten and one-half percent (10 1/2%) per annum (the "Initial Interest Rate," subject to adjustment as set forth in the next sentence (as it may be adjusted, the "Interest Rate"). On the fifth (5th) anniversary of the execution of this Note (the "Adjustment Date"), the Initial Interest Rate shall be adjusted to the greater of (a) the Initial Interest Rate, or (b) 500 basis points over the Treasury Rate (as on the Adjustment Date. The Interest Rate shall be computed based upon a 360 day year. This note evidences a loan (the "Loan") made pursuant to a Term Loan Agreement dated as of March 30, 1994 (as it may be amended from time to time, the "Loan Agreement"). Borrower shall make monthly payments of principal and interest to Lender in level monthly amounts equal to the monthly payments required to amortize the principal indebtedness outstanding on the date of this Note over twenty-five (25) years (i.e., a 300 month term) with interest at a rate of ten and one-half percent (10 1/2%) per annum. On the Adjustment Date, the monthly payments of principal and interest shall be adjusted to equal the amount needed to amortize the then outstanding principal with interest at the changed rate over the months then remaining in the 300 month amortization period. Such monthly payments of principal and interest shall be paid to the Lender on the thirtieth (30th) day of each month (and the last day of each February() commencing April 30, 1994 until the Maturity Date. This Note shall mature March 30, 2004 (the "Maturity Date"), at which time all outstanding principal, accrued interest and other amounts owed hereunder shall be due and payable in full to Lender in immediately available funds (it being understood that said monthly payments will not fully pay this Note prior to the Maturity Date and that a "balloon payment" will be due and payable on the Maturity Date). THIS
NOTE IS PAYABLE IN FULL ON THE MATURITY DATE, HOWEVER BROUGHT ABOUT. UPON THE MATURITY DATE, BORROWER MUST REPAY THE ENTIRE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, UNPAID ACCRUED INTEREST THEN DUE AND ANY OTHER AMOUNTS OWED HEREUNDER. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN EVIDENCED HEREBY AT THE MATURITY DATE. BORROWER, THEREFORE WILL BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN OR BORROWER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER, WILLING TO LEND BORROWER THE MONEY. IF THE LENDER REFINANCES THE LOAN EVIDENCED HEREBY AT THE MATURITY DATE, BORROWER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS ASSOCIATED WITH A NEW LOAN, EVEN IF BORROWER OBTAINS REFINANCING FROM LENDER.

         In the event Lender sells or transfers this Note to any person, Lender shall give Borrower written notice of such sale or transfer.

         Borrower, at its option, may prepay the outstanding principal evidence by this Note in whole or in part at nay time prior to the Maturity Date only upon paying a prepayment fee to compensate Lender for the loss of interest income for the remainder of the term of the Loan. The prepayment fee shall be calculated based upon the following table (the "Prepayment Fee"):

                                                                       Amount of
                                                                      Prepayment
    Time of Prepayment                                                  Premium
    ------------------                                                  -------
Prior to March 30, 1995                                        10% of amount prepaid

After March 30, 1995
         but prior to March 30, 1996                           9% of amount prepaid

After March 30, 1996
         but prior to March 30, 1997                           8% of amount prepaid

After March 30, 1997
         but prior to March 30, 1998                           7% of amount prepaid

After March 30, 1998
         but prior to March 30, 1999                           6% of amount prepaid

After March 30, 1999
         but prior to March 30, 2000                           5% of amount prepaid

After March 30, 2000
         but prior to March 30, 2001                           4% of amount prepaid

After March 30, 2001

         but prior to March 30, 2002                           3% of amount prepaid

After March 30, 2002
         but prior to March 30, 2003                           2% of amount prepaid

After March 30, 2003
         but prior to March 30, 2004                           1% of amount prepaid

         If the Loan should be accelerated because of an Event of Default, such accelerated payment shall be deemed to be a prepayment and subject to the Prepayment Fee set out above on the date of such acceleration. The Prepayment Fee shall apply to repayments of principal received upon the liquidation of any collateral for this Note prior to the Maturity Date. Provided,. however, principal repayments received by Lender from insurance proceeds or from condemnation awards or settlements shall not be subject to the Prepayment Fee provisions.

         Provided however, if any such prepayment Fee is ever deemed to be interest, the amount of such Prepayment Fee shall be reduced so that the same, together all other sums deemed to be interest, shall be the amount equal to the Maximum Rate (as hereinafter defined). In the event of a partial prepayment of principal, all accrued but unpaid interest on the principal so prepaid shall be due and payable at the date of principal prepayment; all prepayments of principal are to be applied to the payment of principal last maturing ont his Note, that is, in inverse order of maturity and without reducing the amount or time of payment of the remaining obligatory installments.

         Principal and unpaid interest shall bear interest following any Event of Default at the Maximum Rate until paid. IN case of suit, or if this obligation is placed in an attorney's hands for collection, or to protect the security for its payment, Borrower shall pay the costs of collection and litigation, including reasonable attorneys' fees, as set forth in Section 9.23 of the Loan Agreement.

         If Borrower should fail to make any payment to Lender when due under this Note, such occurrence shall be an Event of Default following the passage of five (5) days following Borrowers' receipt of written notice from Lender stating that said default has occurred.

         In the event any Event of Default shall occur under the Loan Agreement, then, in any of such events (each an "Event of Default"), at the option of Lender, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without notice, as Lender may elect regardless of the Maturity Date. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

         Borrower and all sureties, endorsers, guarantors and other parties hereafter assuming or otherwise becoming liable for the payment of any sum of money payable under this Note (i) severally waive grace, presentment and demand for payment, protest and notice of protest, and non-payment, and all other notice, including notice of intent to accelerate the Maturity Date and notice of acceleration of the Maturity Date, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) severally agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, (iii) severally agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against any security hereof in order to enforce payment of this Note by it, and (iv) consent to any extension or postponement of time of payment of this note and in any other indulgence with respect hereto without notice thereof of it.

         The Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result int he payment of interest in excess of the Maximum Rate to cover the extra expenses involved in handling delinquent payments.

         It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other applicable United States federal laws or State of Colorado laws now or hereafter governing the Interest Rate payable on this Note or the Loan, as such laws now are written or interpreted, and any subsequent revisions, repeals or judicial interpretations thereof, to the extent any of the same are applicable to this Note. The Interest Rate attributable to the Loan shall never exceed the sum of the Interest Rate plus five percent (5%) per annum (the "Maximum Rate").

         If from any circumstances whatsoever fulfillment of any provision hereof or of any other document securing or executed in connection with the Loan, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from such circumstance Lender shall ever receive anything of value deemed by applicable law to be interest in any amount that would exceed the Maximum Rate, all such amounts received by Lender in excess of the Maximum Rate shall be deemed held by Lender in trust or the exclusive use and benefit of Borrower and shall be applied to the reduction of the principal amount owing hereunder or on account of any principal indebtedness of Borrower to Lender, and not to the payment of interest. If such excessive interest exceeds the unpaid principal balance hereof and such other indebtedness, the excess shall be repaid to Borrower. It is further agreed, without limitation of the foregoing, that all calculations of the Interest Rate contracted for, charged or received under this Note, or under any instrument evidencing or securing the Loan, that are made for the purpose of determining whether such Interest Rate exceeds the Maximum Rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading throughout the full stated term of this Note (and any extensions of the term hereof that may be hereafter granted) all such interest at any time contracted for, charged or received from Borrower or otherwise by Lender so that the Interest Rate on account of the Indebtedness (as defined in the Loan Agreement) as so calculated is uniform throughout the term hereof, If Borrower is exempt of hereafter becomes exempt from applicable usury statutes or for any other reason the Interest Rate to be charged on this Note is not limited by law, none of the provisions of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Note or under the instruments securing payment hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the parties hereto.

         This Note is secured by the Collateral (as defined in the Loan Agreement), whether express or implied, from Borrower (or any other party) to Lender, including those collateral interests given simultaneously herewith, those given heretofore and those hereinafter given. this Note is guaranteed pursuant to the Guaranty (as defined in the Loan Agreement).

         The invalidity, or unenforceability in particular circumstances, or any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Notice shall be affected thereby.

         Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Lender and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights or Lender except to the extent that actual cash proceeds of such instrument are unconditionally receive d by Lender and applied to this indebtedness evidenced by this Note as herein provided.

         This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Colorado except to the extent pre-empted by applicable laws of the United States of America.

         This Note may not be changed or terminated without the prior written approval of Lender and Borrower. No waiver of any term of provision hereof shall be valid unless in writing signed by Lender.

         Jointly and severally executed by Borrower as of March 30, 1994.

         This Note replaces an earlier form of this Note and is re-executed to change the monthly payment date. The re-execution of this Note does not constitute a renewal or novation of the indebtedness evidenced by the original note.

BORROWERS:                           SIGNATURE HEALTH CARE CORPORATION, a
                                     Delaware corporation


                                     By:/s/ David Kremser
                                        ---------------------------------------
                                     Name:David Kremser
                                          -------------------------------------
4/16/94                              Title:President
------------------                         ------------------------------------
Date

                                     PUEBLO NORTE, INC., a Colorado
                                     corporation


                                     By: /s/ David Kremser
                                        ---------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date

                                     RIO VERDE NURSING CENTER, INC., a
                                     Colorado corporation


                                     By: /s/ David Kremser
                                        ---------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date

                                     LOS ARCOS, INC., a Colorado
                                     corporation


                                     By: /s/ David Kremser
                                         --------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date

                                     AMBERWOOD COURT, INC., a Colorado
                                     corporation


                                     By: /s/ David Kremser
                                        ---------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date
                                     CHRISTOPHER NURSING CENTER, INC., a
                                     Colorado corporation


                                     By: /s/ David Kremser
                                        ---------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date
                                     BROOKSHIRE HOUSE, INC., a Colorado
                                     corporation


                                     By: /s/ David Kremser
                                         --------------------------------------
                                     Name: David Kremser
                                           ------------------------------------
4/16/97                              Title: President
------------------                          -----------------------------------
Date